Supplement dated April 16, 2010

to the current Prospectus dated December 31, 2009

Vista Fund

As of May 3, 2010, the name of the fund will change to the Heritage Fund.

Currently, although the fund’s subadviser intends to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets.  As of May 3, 2010, this policy is supplemented to state that up to 20% of the fund’s net assets may be invested in non-U.S. securities.

In addition to these changes, as of May 3, 2010 the advisory fee schedule will be reduced and as of that date the fund’s advisory fee schedule in the prospectus under Appendix A: Schedule of Management Fees is restated as follows:

            0.850% on the first $400 million;

            0.825% on the next $600 million;

            0.800% excess over $1 billion.

            (Aggregate Net Assets include the net assets of the fund and the Heritage Trust, a series of JHT)

Supplement dated April 16, 2010

to the Class A and Class I Prospectus dated December 31, 2009

Natural Resources Fund

As of May 3, 2010, the advisory fee schedule for the fund will be reduced and as of that date the fund’s advisory fee schedule in the “Who’s who – Investment adviser” section of the prospectus is restated as follows:

Natural Resources Fund	1.000% first $1 billion; 0.975% next $1 billion; and 0.950% excess over $2 billion. (Aggregate Net Assets include the net assets of the fund and the Natural Resources Trust, a series of JHT)

Supplement dated April 16, 2010

to the Prospectus dated December 31, 2009

Blue Chip Growth Fund

Equity Income Fund

Alpha Opportunities Fund

Natural Resources Fund

Small Cap Value Fund

As of May 3, 2010, the advisory fee schedule for each fund listed above will be reduced and as of that date each fund’s advisory fee schedule in each prospectus, as applicable, under Appendix A: Schedule of Management Fees is restated as follows:

Fund	Advisory Fee
Blue Chip Growth

0.825%  first $1 billion; and

0.775%  excess over $1 billion.*

*When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets.

(Aggregate Net Assets include the net assets of the fund and the Blue Chip Growth Trust, a series of JHT)

Equity Income

0.825%  first $1 billion; and

0.775%  excess over $1 billion.*

*When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets.

(Aggregate Net Assets include the net assets of the fund and the Equity Income Trust, a series of JHT)

Alpha Opportunities

1.025%  first $250 million;

1.00% next $250 million;

0.975%  next $500 million; and

0.950% excess over $1 billion.

(Aggregate Net Assets include the net assets of the fund and the Alpha Opportunities Trust, a series of JHT)

Natural Resources	1.000% first $1 billion; 0.975% next $1 billion; and 0.950% excess over $2 billion. (Aggregate Net Assets include the net assets of the fund and the Natural Resources Trust, a series of JHT)
Small Cap Value	1.100% first $100 million; 1.050% next $500 million; and 1.000% excess over $600 million. (Aggregate Net Assets include the net assets of the fund and the Small Cap Value Trust, a series of JHT)